MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement








FUND LOGO








Annual Report

December 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Type of Issues*
As of December 31, 1996

A bar chart illustrating the following percentages:

US Government Obligations                  4.62%
Financial Services                        27.38%
Sovereign Government Obligations          61.65%
Commercial Paper                           4.65%

Geographical Diversification*
As of December 31, 1996

A pie chart illustrating the following percentages:

Italy                     9.12%
Denmark                  10.76%
New Zealand               4.86%
Spain                     4.25%
Sweden                    5.57%
Australia                14.56%
Japan                     5.24%
Germany                   4.80%
United States             9.27%
Canada                    9.14%
United Kingdom           20.73%


Maturity of Investments*
As of December 31, 1996

A bar chart depicting the following percentages:

5 yrs--10 yrs               59%
10 years+                   14%
0-6 months                   5%
6 months--5 yrs             20%

[FN]
*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement



DEAR SHAREHOLDER


The US economy adjusted slightly during the fourth quarter of 1996. While gross domestic product (GDP) declined from the frenetic pace of the third quarter, it still developed a firm 2.0% plus rate of growth. While this cannot be labeled strong growth, it does imply an underlying theme of consistent ability to grow. Coupled with the growth in US GDP, there has been a lack of inflationary pressure anywhere within the production, wage or industrial sectors. We do not expect the Federal Reserve Board to adopt a tightening bias during the first quarter of 1997 based on the firm GDP numbers. Yet as 1997 unfolds, we expect increased concerns that growth will accelerate.

Europe (with the exception of France) has shown surprisingly consistent growth. We continue to forecast a more vigorous upturn in the European economies, as well as in those of the Far East, as the down-draft in interest rates takes effect. Outside the United Kingdom there is little inflationary pressure, which should keep interest rates contained, even as growth revives. The United Kingdom is expected to raise base rates again early in 1997 as the economy benefits from strong exports and continued consumer spending. The convergence trades (the narrowing of yields) based on Italian, Spanish and Swedish yield levels narrowing to Germany have already made the major move. Our concern is that convergence also can take place in a negative interest rate environment just as easily as in a positive one.

Germany, the economic locomotive for the European continent, is already turning the corner to more positive growth in early 1997. However, a 1980s style acceleration is unlikely, given the fiscal stringency needed to meet European Monetary Union (EMU) requirements across the continent. Once again, the fiscal straitjacket should be less tight in Britain, allowing the UK economy to continue to outperform, even with a modestly tighter monetary stance.

Interest rates in Europe fell across the curve during the fourth quarter of 1996. The following chart reflects the degree of decline in ten-year interest rates in Europe and areas of the Far East over the last three months.


                                                         Basis
                                                         Point
                           9/30/1996     12/31/1996      Change

United Kingdom                7.66%         7.51%         - 15
Germany                       6.09          5.78          - 31
Italy                         7.43          6.47          - 96
Spain                         7.95          6.84          -111
Sweden                        7.38          6.71          - 67
Australia                     7.79          7.36          - 43
New Zealand                   8.06          7.20          - 86


The Reserve Bank of Australia lowered interest rates a total of 100 basis points (1.00%) in the last three months. While inflation in Australia remained subdued and wage settlements are being contracted at the lower end of expectations, the outlook may not be as interest rate positive if GDP continues to rise. For the first time in many years, the selection of a coalition government in New Zealand has put a cloud over the country's financial markets. This, coupled with a market with thin trading volume and a majority of offshore investors, creates concern over the future prospects of the New Zealand bond market.

Canada turned in a disappointing economic performance during the December quarter, with real GDP growth of just +1.4% for the year, the weakest since 1992. Fiscal retrenchment was the primary cause, shaving a full percentage point from the overall growth. The decline in Canadian interest rates pushed through to the United States, especially at the front end of the yield curve.

The best that can be said of Japan's economy is that the worst appears to be over. Monetary stimulus will continue to provide support, but fiscal policy is set to become much less growth friendly. In particular, consumers face a sales tax hike in April 1997, which is likely to prompt a buying wave in the first quarter of the fiscal year, followed by a bust in the second fiscal quarter. Inflation is still near zero and banking sector woes persist. This all signals little, if any, change in Bank of Japan policy. The rest of Asia is moderating from the explosive growth of recent years. Prospects in China have improved, with inflation and interest rates falling.

Fiscal Year in Review
Merrill Lynch Global Bond Fund for Investment and Retirement was able to outperform the unmanaged JP Morgan Global Bond Index during the 12 months ended December 31, 1996, because of two important themes held throughout the year. First, we had a significant overexposure to the European bond markets, especially the high-yielding economies of Italy, Spain and Sweden. In addition, we had a firm belief in the appreciation value of those currencies against the Deutschemark, even as the dollar strengthened. We shifted our hedged positions in order to seek to take advantage of currency movements and added incremental returns to performance. For example, the Italian lira appreciated approximately 11% against the Deutschemark, while against the US dollar the jump was only 3.6% during the year. For most of 1996, we maintained a significant core overexposure to these EMU positive markets. The narrowing of the interest rate spread these economies must pay over Germany added to the overall performance as well. During the early part of 1996, Italy was paying interest rates almost 500 basis points greater than Germany for the same time period. While a case could be made about the relative value of each government's balance sheet, the reality is that Italian lawmakers have shown a strong willingness to address long-standing fiscal issues with speed and intention. This caused the spread or difference in interest rates to decline to just over 170 basis points by year-end. Higher accruals coupled with strengthening currencies supported outperformance.

A similar story in Australia and New Zealand reinforced the concept of diversification. We maintained a large, ongoing interest in these markets as their currencies rose, reflecting huge Japanese investor interest in the sub-Pacific region. Finally, Japanese assets in the Fund were kept to an absolute minimum as both the bond market and yen came under pressure for most of the year.

Portfolio Strategy and Positioning
Our exposure to high-yielding European issues has been tempered as the yield spreads narrowed to new lows. While our confidence that this trend will continue is high, our concern is that the narrowing will take place in a negative interest rate environment. The biggest concern is that world financial markets will continue to price in the absence of growth, setting the markets up for potential disappointment when growth does appear. Europe's race toward EMU, the recent downshift in US markets, and of sluggishness in the Asian "Tiger" countries (South Korea, People's Republic of China, Taiwan, Hong Kong, the Philippines, Thailand, Malaysia, Singapore, Myanmar, Indonesia and the Indochina countries--Vietnam, Cambodia and Laos) have all been enough to convince investors that short-term interest rates will remain at extraordinarily low levels. The basic underpinning of these liquidity-driven markets remains very much in place. There is rising risk that this assumption will be challenged in 1997.

Global economic growth patterns are the key to bond market performance in 1997, in our view. Global GDP has the potential to rise to 3.5%--4% in 1997. We believe the risk is of stronger, not weaker, growth as 1997 evolves. Studies have reflected growth of 2.8% in the industrial world, augmented by a 6% increase in the developed world (4% in Latin America and 7% in non-Japan Asia). Potentially, next year could mark the strongest increase in the global economy since 1988. Within Europe as a whole, we see core growth averaging 2.5%. On the inflation front, the wide gap that now exists between trend and actual GDP and further efforts at cost cutting by European corporations suggest that wage and price increases will remain subdued on the continent during the year ahead. As a consequence, we see inflation in the core European economies increasing only slightly from 1.8% in 1996 to 2.0% in 1997. The absence of wage and price pressures in Europe, together with decent growth prospects, suggests that Europe will outperform the US markets in any sell-off. Thus, the soft decoupling between the United States and Europe seen in some markets in early 1996 is likely to resurface in early 1997.

Against the JP Morgan Global Bond Index, our largest exposure is within the UK Gilt market. Our interest reflects more of a currency comfort than interest rate as the Bank of England has raised and will continue to move short-term interest rates higher. The positioning is at the shorter end of the curve and even though overweight in terms of exposure, duration is very short. On the continent, our huge overweighting of Sweden has been reduced as yield spreads to Germany narrowed to less then 85 basis points over Germany. Just six months ago the spread was in excess of 170 basis points. We feel Italy has the highest potential for reducing interest rates in early 1997 and therefore, we maintain an over-weighted position.

Shifting to the Far East, the portfolio continues to be overweighted in both the Australian and New Zealand bond markets. While both currencies have strengthened against the US dollar, real rates of return continue to reflect value. The only anticipated change would be to take any opportunity to reduce duration. In Japan, exposure was increased in early November to take advantage of a technical squeeze into the bond market. As a result, ten-year interest rates hit new lows reflecting ten-year cash yield levels close to 2.3%. Currently, we are reducing our exposure once again in favor of the United Kingdom.

Currency Outlook
By December 31, 1996, the portfolio was currently positioned for a stronger US currency early in the first quarter of 1997. The process of US dollar-strengthening is slow, but we are very active in hedging the portfolio and recognizing currency opportunities such as Australian and New Zealand dollars. Of concern is the lack of positive movement in the US trade and budget deficits. Eventually the US dollar will be negatively impacted as significant improvement in the deficits will cause adverse reaction or if a lack of progress is detected.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our next quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Sean J. Casey)
Sean J. Casey
Vice President and Portfolio Manager


January 31, 1997


As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Trustees in wishing Mr.
Hewitt well in his retirement.



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month  3 Month
                                               12/31/96  9/30/96   12/31/95    % Change  % Change
Class A Shares*                                  $9.56     $9.35     $9.54       +0.21%    +2.25%
Class B Shares*                                   9.56      9.35      9.54       +0.21     +2.25
Class C Shares*                                   9.56      9.35      9.54       +0.21     +2.25
Class D Shares*                                   9.55      9.35      9.54       +0.10     +2.14
Class A Shares--Total Return*                                                    +6.42(1)  +3.78(2)
Class B Shares--Total Return*                                                    +5.60(3)  +3.58(4)
Class C Shares--Total Return*                                                    +5.51(5)  +3.55(6)
Class D Shares--Total Return*                                                    +6.05(7)  +3.61(8)
Class A Shares--Standardized 30-day Yield         5.02%
Class B Shares--Standardized 30-day Yield         4.45%
Class C Shares--Standardized 30-day Yield         4.36%
Class D Shares--Standardized 30-day Yield         4.79%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.564 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.161 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.483 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.541 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.155 per share ordinary income dividends.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                10/25/88**    12/96

ML Global Bond Fund++--         $ 9,600       $19,785
Class A Shares*

JP Morgan Global Government
Bond Incex++++                  $10,000       $20,462


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                12/86         12/96

ML Global Bond Fund++--         $10,000       $24,080
Class B Shares*

JP Morgan Global Government
Bond Index++++                  $10,000       $23,377


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                10/21/94**    12/96

ML Global Bond Fund++--         $10,000       $11,658
Class C Shares*

ML Global Bond Fund++--         $ 9,600       $11,329
Class D Shares*

JP Morgan Global Government
Bond Index++++                  $10,000       $12,329

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.

    Past performance is not predictive of future performance.


PERFORMANCE DATA (continued)


Average Annual Total Return


                            % Return Without  % Return With
                               Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96               +6.42%          +2.16%
Five Years Ended 12/31/96         +6.89           +6.02
Inception (10/25/88)
through 12/31/96                  +9.24           +8.70

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                               % Return          % Return
                              Without CDSC      With CDSC**

Class B Shares*

Year Ended 12/31/96               +5.60%          +1.60%
Five Years Ended 12/31/96         +6.05           +6.05
Ten Years Ended 12/31/96          +9.19           +9.19

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0%after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                               % Return          % Return
                              Without CDSC      With CDSC**

Class C Shares*

Year Ended 12/31/96               +5.51%          +4.51%
Inception (10/21/94)
through 12/31/96                  +7.24           +7.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                            % Return Without  % Return With
                               Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96               +6.05%          +1.80%
Inception (10/21/94)
through 12/31/96                  +7.83           +5.85

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
1996                                 9.54        9.56          --           0.564          + 6.42
                                                             ------        ------
                                                       Total $0.116  Total $7.662

                                                  Cumulative total return as of 12/31/96: +106.10%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Performance--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.85
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
1996                                 9.54        9.56          --           0.491          + 5.60
                                                             ------        ------
                                                       Total $0.498  Total $9.129

                                                  Cumulative total return as of 12/31/96: +150.29%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.21       $8.96        --             $0.091          - 1.73%
1995                                 8.96        9.54        --              0.507          +12.44
1996                                 9.54        9.56        --              0.483          + 5.51
                                                                            ------
                                                                      Total $1.081

                                                   Cumulative total return as of 12/31/96: +16.58%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.21       $8.96        --             $0.101          - 1.62%
1995                                 8.96        9.54        --              0.562          +13.11
1996                                 9.54        9.55        --              0.541          + 6.05
                                                                            ------
                                                                      Total $1.204

                                                   Cumulative total return as of 12/31/96: +18.00%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount        Long-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Australia


Sovereign        A$    29,000,000  Government of Australia            6.75 %    11/15/2006    $ 22,040,972     4.64%
Government             11,500,000  New South Wales Treasury Corp.     7.00       4/01/2004       8,890,354     1.87
Obligations            18,400,000  Queensland Treasury Corp.          8.00       5/14/2003      15,098,733     3.17
                       28,500,000  Queensland Treasury Corp.          8.00       9/14/2007      23,201,926     4.88

                                   Total Investments in Australia
                                   (Cost--$70,884,756)                                          69,231,985    14.56


Canada


Sovereign        C$    19,000,000  Canadian Government Bond           8.00       6/01/2023      15,477,372     3.25
Government             32,000,000  Province of Quebec                 9.375      1/16/2023      27,994,161     5.89
Obligations

                                   Total Investments in Canada
                                   (Cost--$45,131,568)                                          43,471,533     9.14


Denmark


Financial        Dkr  138,471,000  Nykredit                           6.00      10/01/2026      20,404,396     4.29
Services

Sovereign             164,600,000  Danish Government Bond             8.00       3/15/2006      30,748,068     6.47
Government
Obligations

                                   Total Investments in Denmark
                                   (Cost--$50,388,482)                                          51,152,464    10.76


Germany


Financial       DM      8,000,000  KFW International Finance Inc.     6.25      10/15/2003       5,423,464     1.14
Services                8,000,000  KFW International Finance Inc.     6.75       6/20/2005       5,497,823     1.16

Sovereign               3,000,000  Bundes Obligations                 5.25       2/21/2001       2,005,915     0.42
Government              6,400,000  Bundesrepublik Deutschland         6.25       4/26/2006       4,299,669     0.90
Obligations             8,000,000  Deutschland Republic               6.75       4/22/2003       5,605,460     1.18

                                   Total Investments in Germany
                                   (Cost--$22,729,460)                                          22,832,331     4.80


Italy

Sovereign       Lit 1,000,000,000  Buoni Poliennali Del Tesoro
Government                         (Italian Government Bond)         10.50      11/01/1998         704,034     0.15
Obligations        15,000,000,000  Buoni Poliennali Del Tesoro
                                   (Italian Government Bond)          9.50       2/01/2006      11,212,580     2.36
                   21,000,000,000  Buoni Poliennali Del Tesoro
                                   (Italian Government Bond)          8.75       7/01/2006      15,071,036     3.17
                   18,000,000,000  Government of Italy                9.50       4/15/1999      12,647,719     2.66
                      400,000,000  Government of Italy                3.75       6/08/2005       3,715,026     0.78

                                   Total Investments in Italy
                                   (Cost--$42,528,482)                                          43,350,395     9.12


SCHEDULE OF INVESTMENTS (continued)
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount        Long-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Japan


Financial       YEN   850,000,000  Export Import Bank Japan           4.375%    10/01/2003    $  8,268,782     1.74%
Services            1,120,000,000  IBRD World Bank                    4.75      12/20/2004      11,244,490     2.36
                      550,000,000  World Bank                         4.50       3/20/2003       5,405,959     1.14

                                   Total Investments in Japan
                                   (Cost--$25,892,835)                                          24,919,231     5.24


New Zealand


Sovereign       NZ$    31,600,000  New Zealand Government Bond        8.00       2/15/2001      23,119,735     4.86
Government
Obligations

                                   Total Investments in New Zealand
                                   (Cost--$23,054,367)                                          23,119,735     4.86


Spain


Sovereign       Pta 2,418,000,000  Government of Spain                8.00       5/30/2004      20,191,892     4.25
Government
Obligations

                                   Total Investments in Spain
                                   (Cost--$19,458,244)                                          20,191,892     4.25

Sweden


Sovereign      Skr    186,000,000  Government of Sweden               6.00       2/09/2005      26,460,308     5.57
Government
Obligations

                                   Total Investments in Sweden
                                   (Cost--$25,903,013)                                          26,460,308     5.57


United Kingdom


Financial      Pound    9,900,000  Abbey National PLC                 8.00       4/02/2003      17,121,532     3.60
Services    Sterling    9,200,000  Beneficial Bank                    5.914      6/17/1998      15,718,899     3.31
                       16,000,000  Depfa Bank                         7.75      12/27/2001      27,400,173     5.76
                        8,000,000  Swedish Export Credit Corp.        7.625     12/27/2001      13,705,561     2.88

Sovereign              14,400,000  United Kingdom Gilt                7.50      12/07/2006      24,604,726     5.18
Government
Obligations

                                   Total Investments in the United
                                   Kingdom (Cost--$95,513,272)                                  98,550,891    20.73


United States


US             US$     18,400,000  United States Treasury Note        6.50      10/15/2006      18,500,648     3.89
Government
Obligations

                                   Total Investments in the
                                   United States (Cost--$18,693,250)                            18,500,648     3.89

                                   Total Investments in Long-Term
                                   Obligations (Cost--$440,177,729)                            441,781,413    92.92


SCHEDULE OF INVESTMENTS (concluded)
                           Face                                     Interest     Maturity         Value      Percent of
                          Amount       Short-Term Obligations         Rate         Date         (Note 1a)    Net Assets
Commercial     US$     22,128,000  General Motors Acceptance Corp.    7.50%      1/02/1997    $ 22,128,000     4.65%
Paper*

US Government           3,500,000  United States Treasury Bill (a)    5.27       3/13/1997       3,466,190     0.73
Obligations*

                                   Total Investments in Short-Term
                                   Obligations (Cost--$25,592,135)                              25,594,190     5.38

Total Investments (Cost--$465,769,864)                                                         467,375,603    98.30

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                   (652,308)   (0.13)

Variation Margin on Financial Futures Contracts***                                                 (89,189)   (0.02)

Other Assets Less Liabilities                                                                    8,806,499     1.85
                                                                                              ------------   -------
Net Assets                                                                                    $475,440,605   100.00%
                                                                                              ============   =======

(a)Security held as collateral in connection with open financial futures contracts.
  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of December 31, 1996 were as follows:

                                                        Unrealized
                                     Expiration        Depreciation
   Foreign Currency Sold                Date            (Note 1b)

   Dkr          248,000,000         January 1997       $   (409,259)
   DM            40,000,000         January 1997            (32,052)
   Lit           31,000,000         January 1997           (169,587)
   Skr           85,000,000         January 1997            (30,504)
   YEN        4,020,000,000         January 1997            (10,906)

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$167,756,863)                      $   (652,308)
                                                    ============

***Financial futures contracts sold as of December 31, 1996 were as follows:


   Number of                            Expiration         Value
   Contracts    Issue       Exchange       Date       (Notes 1a & 1b)

      75     Italian BTP     LIFFE       March 1997    $ 12,784,456
     530     UK Gilts        LIFFE       March 1997      49,841,485

   (Total Contract Price--($62,115,968)                $ 62,625,941
                                                    ============

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1996
Assets:             Investments, at value (identified cost--$465,769,864)
                    (Note 1a)                                                                             $  467,375,603
                    Cash                                                                                          10,632
                    Foreign cash (Note 1c)                                                                     2,455,159
                    Receivables:
                      Securities sold                                                    $   17,124,878
                      Interest                                                               11,172,347
                      Beneficial interest sold                                                1,487,899
                      Forward foreign exchange contracts (Note 1b)                            1,051,735       30,836,859
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          64,381
                                                                                                          --------------
                    Total assets                                                                             500,742,634
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange
                    contracts (Note 1b)                                                                          652,308
                    Payables:
                      Securities purchased                                                   18,956,107
                      Beneficial interest redeemed                                            3,750,105
                      Dividends to shareholders (Note 1g)                                       984,100
                      Investment adviser (Note 2)                                               244,458
                      Distributor (Note 2)                                                      240,485
                      Variation margin (Note 1b)                                                 89,189       24,264,444
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       385,277
                                                                                                          --------------
                    Total liabilities                                                                         25,302,029
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  475,440,605
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      762,688
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      3,636,237
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         97,860
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        478,213
                    Paid-in capital in excess of par                                                         499,914,314
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                              (29,915,740)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   467,033
                                                                                                          --------------
                    Net assets                                                                            $  475,440,605
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $72,875,535 and 7,626,885
                             shares of beneficial interest outstanding                                    $         9.56
                                                                                                          ==============
                    Class B--Based on net assets of $347,529,477 and
                             36,362,368 shares of beneficial interest
                             outstanding                                                                  $         9.56
                                                                                                          ==============
                    Class C--Based on net assets of $9,350,823 and 978,595
                             shares of beneficial interest outstanding                                    $         9.56
                                                                                                          ==============
                    Class D--Based on net assets of $45,684,770 and 4,782,133
                             shares of beneficial interest outstanding                                    $         9.55
                                                                                                          ==============

                             See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended December 31, 1996
Investment Income   Interest and discount earned (net of $513,941 foreign
(Notes 1d & 1e):    withholding tax)                                                                      $   38,314,878

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $    3,344,107
                    Investment advisory fees (Note 2)                                         3,323,159
                    Transfer agent fees--Class B (Note 2)                                       807,954
                    Custodian fees                                                              193,902
                    Accounting services (Note 2)                                                140,282
                    Printing and shareholder reports                                            130,927
                    Transfer agent fees--Class A (Note 2)                                       121,896
                    Registration fees (Note 1f)                                                  99,499
                    Account maintenance and distribution fees--Class C (Note 2)                  78,131
                    Professional fees                                                            72,697
                    Account maintenance fees--Class D (Note 2)                                   44,099
                    Trustees' fees and expenses                                                  38,298
                    Transfer agent fees--Class D (Note 2)                                        22,768
                    Transfer agent fees--Class C (Note 2)                                        20,966
                    Other                                                                         8,131
                                                                                         --------------
                    Total expenses                                                                             8,446,816
                                                                                                          --------------
                    Investment income--net                                                                    29,868,062
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        8,171,550
(Loss) on             Foreign currency transactions--net                                     (6,799,860)       1,371,690
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (5,909,310)
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,894,884       (4,014,426)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                             (2,642,736)
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   27,225,326
                                                                                                          ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             1996            1995
Operations:         Investment income--net                                               $   29,868,062   $   42,003,844
                    Realized gain on investments and foreign currency
                    transactions--net                                                         1,371,690       18,709,618
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (4,014,426)      25,169,899
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     27,225,326       85,883,361
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (4,866,475)      (3,973,225)
Shareholders          Class B                                                               (23,481,682)     (23,553,473)
(Note 1f):            Class C                                                                  (505,409)        (302,479)
                      Class D                                                                (1,014,496)        (159,774)
                    Return of capital--net:
                      Class A                                                                        --       (1,989,511)
                      Class B                                                                        --      (11,793,918)
                      Class C                                                                        --         (151,461)
                      Class D                                                                        --          (80,003)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (29,868,062)     (42,003,844)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (162,547,147)    (200,436,449)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (165,189,883)    (156,556,932)
                    Beginning of year                                                       640,630,488      797,187,420
                                                                                         --------------   --------------
                    End of year                                                          $  475,440,605   $  640,630,488
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1996        1995        1994       1993       1992
Per Share           Net asset value, beginning of year          $    9.54   $    8.96   $   10.03  $    9.79   $   10.38
Operating                                                       ---------   ---------   ---------  ---------   ---------
Performance:        Investment income--net                            .56         .59         .55        .70         .77
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                 .02         .58       (1.07)       .56         .01
                                                                ---------   ---------   ---------  ---------   ---------
                    Total from investment operations                  .58        1.17        (.52)      1.26         .78
                                                                ---------   ---------   ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.56)       (.39)       (.24)      (.67)      (1.14)
                      Realized gain on investments--net                --          --          --       (.30)       (.23)
                      Return of capital--net                           --        (.20)       (.28)        --          --
                      In excess of realized gain on
                      investments--net                                 --          --        (.03)      (.05)         --
                                                                ---------   ---------   ---------  ---------   ---------
                    Total dividends and distributions                (.56)       (.59)       (.55)     (1.02)      (1.37)
                                                                ---------   ---------   ---------  ---------   ---------
                    Net asset value, end of year                $    9.56   $    9.54   $    8.96  $   10.03   $    9.79
                                                                =========   =========   =========  =========   =========

Total Investment    Based on net asset value per share              6.42%      13.39%      (5.29%)    13.21%       7.83%
Return:*                                                        =========   =========   =========  =========   =========

Ratios to Average   Expenses                                         .87%        .86%        .84%       .82%        .84%
Net Assets:                                                     =========   =========   =========  =========   =========
                    Investment income--net                          6.02%       6.31%       5.84%      6.44%      12.24%
                                                                =========   =========   =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $  72,876   $  85,610   $  90,823  $ 108,241   $  61,131
Data:                                                           =========   =========   =========  =========   =========

                    Portfolio turnover                           1234.05%     512.75%     405.00%    419.99%     235.11%
                                                                =========   =========   =========  =========   =========

                   *Total investment returns exclude the effects of sales
                    loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                              For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                             1996        1995       1994        1993       1992
Per Share           Net asset value, beginning of year          $    9.54   $    8.96   $   10.03  $    9.79   $   10.39
Operating                                                       ---------   ---------   ---------  ---------   ---------
Performance:        Investment income--net                            .49         .51         .47        .60         .70
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                 .02         .58       (1.07)       .58        (.01)
                                                                ---------   ---------   ---------  ---------   ---------
                    Total from investment operations                  .51        1.09        (.60)      1.18         .69
                                                                ---------   ---------   ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                         (.49)       (.34)       (.20)      (.59)      (1.06)
                      Realized gain on investments--net                --          --          --       (.30)       (.23)
                      Return of capital--net                           --        (.17)       (.24)        --          --
                      In excess of realized gain on
                      investments--net                                 --          --        (.03)      (.05)         --
                                                                ---------   ---------   ---------  ---------   ---------
                    Total dividends and distributions                (.49)       (.51)       (.47)      (.94)      (1.29)
                                                                ---------   ---------   ---------  ---------   ---------
                    Net asset value, end of year                $    9.56   $    9.54   $    8.96  $   10.03   $    9.79
                                                                =========   =========   =========  =========   =========

Total Investment    Based on net asset value per share              5.60%      12.52%      (6.01%)    12.36%       6.91%
Return:*                                                        =========   =========   =========  =========   =========

Ratios to Average   Expenses                                        1.65%       1.64%       1.61%      1.58%       1.61%
Net Assets:                                                     =========   =========   =========  =========   =========
                    Investment income--net                          5.25%       5.56%       5.06%      5.72%      11.67%
                                                                =========   =========   =========  =========   =========

Supplemental        Net assets, end of year (in thousands)      $ 347,529   $ 540,887   $ 700,995  $ 897,150   $ 637,834
Data:                                                           =========   =========   =========  =========   =========
                    Portfolio turnover                           1234.05%     512.75%     405.00%    419.99%     235.11%
                                                                =========   =========   =========  =========   =========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                   Class C                             Class D

                                                                              For the                            For the
The following per share data and ratios have                                   Period                             Period
been derived from information provided in the                                 Oct. 21,                           Oct. 21,
financial statements.                                    For the Year        1994++ to       For the Year       1994++ to
                                                       Ended December 31,     Dec. 31,     Ended December 31,    Dec. 31,
Increase (Decrease) in Net Asset Value:                1996         1995        1994        1996       1995        1994
Per Share           Net asset value, beginning
Operating           of period                       $   9.54     $   8.96    $   9.21    $   9.54   $   8.96    $   9.21
Performance:                                        --------     --------    --------    --------   --------    --------
                    Investmentincome--net                .48          .51         .09         .54        .56         .10
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                .02          .58        (.25)        .01        .58        (.25)
                                                    --------     --------    --------    --------   --------    --------
                    Total from investment
                    operations                           .50         1.09        (.16)        .55       1.14        (.15)
                                                    --------     --------    --------    --------   --------    --------
                    Less dividends and
                    distributions:
                      Investment income--net            (.48)        (.34)       (.03)       (.54)      (.37)       (.04)
                      Return of capital--net              --         (.17)       (.05)         --       (.19)       (.05)
                      In excess of realized
                      gain on investments--net            --           --        (.01)         --         --        (.01)
                                                    --------     --------    --------    --------   --------    --------
                    Total dividends and
                    distributions                       (.48)        (.51)       (.09)       (.54)      (.56)       (.10)
                                                    --------     --------    --------    --------   --------    --------
                    Net asset value, end of
                    period                          $   9.56     $   9.54    $   8.96    $   9.55   $   9.54    $   8.96
                                                    ========     ========    ========    ========   ========    ========

Total Investment    Based on net asset value
Return:**           per share                          5.51%       12.44%      (1.73%)+++   6.05%     13.11%      (1.62%)+++
                                                    ========     ========    ========    ========   ========    ========

Ratios to Average   Expenses                           1.73%        1.71%       1.69%*      1.08%      1.11%       1.12%*
Net Assets:                                         ========     ========    ========    ========   ========    ========
                    Investment income--net             5.16%        5.44%       5.20%*      5.74%      6.07%       5.81%*
                                                    ========     ========    ========    ========   ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                  $  9,351     $  8,468    $  3,614    $ 45,685   $  5,665    $  1,755
                                                    ========     ========    ========    ========   ========    ========
                    Portfolio turnover              1234.05%      512.75%     405.00%    1234.05%    512.75%     405.00%
                                                    ========     ========    ========    ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency mar-kets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign curren-cies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 1995 is characterized as a return of capital.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $6,599,997 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended December 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  656        $ 5,677
Class D                                $2,761        $30,467

For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $877,464 and $5,199 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $786 relating to transactions subject to front-end sales charge waivers in Class D Shares.

During the year ended December 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $212 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLPF&S, PSI, MLFD, MLAM, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $6,431,445,070 and $6,581,083,032, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Investments:
  Long-term                      $ 15,022,553   $  1,603,684
  Short-term                           55,223          2,055
  Financial futures                (6,906,226)      (509,973)
                                 ------------   ------------
Total investments                   8,171,550      1,095,766
                                 ------------   ------------
Currency transactions:
  Foreign currency
  transactions                     (4,816,159)        23,575
  Forward foreign exchange
  contracts                        (1,983,701)      (652,308)
                                 ------------   ------------
Total currency transactions        (6,799,860)      (628,733)
                                 ------------   ------------
Total                            $  1,371,690   $    467,033
                                 ============   ============

As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $948,836 of which $6,431,120 related to appreciated securities and $5,482,284 related to depreciated securities. The aggregate cost of investments at December 31, 1996 for Federal income tax purposes was $466,426,767.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $162,547,147 and $200,436,449 for the years ended December 31, 1996 and December 31, 1995, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         2,910,360   $ 27,329,155
Shares issued to share-
holdersin reinvestment of
dividends                             403,800      3,774,617
                                 ------------   ------------
Total issued                        3,314,160     31,103,772
Shares redeemed                    (4,664,565)   (43,674,353)
                                 ------------   ------------
Net decrease                       (1,350,405)  $(12,570,581)
                                 ============   ============


Class A Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         6,380,202   $ 59,357,067
Shares issued to shareholders
in reinvestment of dividends
and distributions                     478,488      4,434,234
                                 ------------   ------------
Total issued                        6,858,690     63,791,301
Shares redeemed                    (8,019,897)   (73,711,712)
                                 ------------   ------------
Net decrease                       (1,161,207)  $ (9,920,411)
                                 ============   ============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         3,714,398   $  34,748,286
Shares issued to share-
holders in reinvestment of
dividends                           1,569,779      14,672,504
                                -------------   -------------
Total issued                        5,284,177      49,420,790
Automatic conversion
of shares                          (4,849,489)    (41,935,909)
Shares redeemed                   (20,778,347)   (197,284,755)
                                -------------   -------------
Net decrease                      (20,343,659)  $(189,799,874)
                                =============   =============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         8,688,182   $  80,200,982
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,401,329      22,257,416
                                -------------   -------------
Total issued                       11,089,511     102,458,398
Automatic conversion
of shares                             (99,679)       (930,011)
Shares redeemed                   (32,517,042)   (300,199,532)
                                -------------   -------------
Net decrease                      (21,527,210)  $(198,671,145)
                                =============   =============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                           601,459   $  5,622,361
Shares issued to share-
holders in reinvestment of
dividends                              42,299        395,340
                                 ------------   ------------
Total issued                          643,758      6,017,701
Shares redeemed                      (553,137)    (5,161,461)
                                 ------------   ------------
Net increase                           90,621   $    856,240
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                         1,343,650   $ 12,395,671
Shares issued to shareholders
in reinvestment of dividends
and distributions                      40,142        372,733
                                 ------------   ------------
Total issued                        1,383,792     12,768,404
Shares redeemed                      (899,232)    (8,300,388)
                                 ------------   ------------
Net increase                          484,560   $  4,468,016
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,000,673   $  9,338,179
Automatic conversion
of shares                           4,503,683     41,935,909
Shares issued to shareholders
in reinvestment of dividends           82,130        775,174
                                 ------------   ------------
Total issued                        5,586,486     52,049,262
Shares redeemed                    (1,398,232)   (13,082,194)
                                 ------------   ------------
Net increase                        4,188,254   $ 38,967,068
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         1,149,953   $ 10,597,667
Automatic conversion
of shares                              99,678        930,011
Shares issued to shareholders
in reinvestment of dividends
and distributions                      21,410        199,176
                                 ------------   ------------
Total issued                        1,271,041     11,726,854
Shares redeemed                      (873,032)    (8,039,763)
                                 ------------   ------------
Net increase                          398,009   $  3,687,091
                                 ============   ============

5. Commitments:
On December 31, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with the approximate value of $15,956,000.

6. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $27,693,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 3, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


During the 1996 calendar year, a portion of the ordinary income for Merrill Lynch Global Bond Fund for Investment and Retirement was derived from foreign sources. The foreign source income has taxes associated with it that were paid by the Fund to various foreign jurisdictions. The Fund has qualified to "pass-through" the foreign taxes to its shareholders. Accordingly, you may elect to deduct your portion of the taxes in computing your individual taxable income. Alternatively, it may be beneficial for you to elect to forego the deduction and to take a credit against your tax liability. These deductions or credits may be subject to limitations under the tax law; please consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Of the monthly cash distributions paid by the Fund during its taxable year ended December 31, 1996, 77.9% represents income from foreign sources. Additionally, the Fund incurred foreign taxes which it has elected to pass through to its shareholders. Your share of the Fund's total foreign taxes paid or withheld is 1.7207% multiplied by the cash distributions paid from January through December.

There were no long-term capital gains distributed during the 1996 calendar year.

Please retain this information for your records.



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Sean J. Casey, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863